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                                 Exhibit 10.20

                      BOETTCHER WESTERN PROPERTIES II LTD.
                            (A Limited Partnership)

                            Statement of Operations

         For the period from October 1, 1994 through December 7, 1995
                                 (Unaudited)
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
Revenue:
     Rental income                                       $ 362,922
     Tenant reimbursements for common area charges,
          insurance and taxes                              105,776
     Interest income                                       475,891
     Other income                                            1,910
                                                          --------

                                                           946,499
                                                           -------

Expenses:
     Interest, including
          amortization of debt issuance costs              574,387
     Depreciation                                          121,267
     Property taxes                                         46,600
     Fees and reimbursements to
          managing general partner                          81,129
     Other management fees                                  21,155
     Repairs and maintenance                                47,808
     Utilities                                              12,256
     Other administrative                                   91,879
                                                          --------

                                                           996,481
                                                          --------

          Operating loss before loss on sale of
                real estate investments                    (49,982)

     Loss on sale of real estate investments               (85,378)
                                                          --------

          Net loss                                       $(135,360)
                                                         =========

Net loss per limited partnership unit,
     using the weighted average number
     of limited partnership units outstanding
     of 16,495                                             $ (8.12)
                                                           =======
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